                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 12, 2011

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                    PO Box 335, Dargaville, New Zealand 0340
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-2702

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

PivX Solutions, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

PivX Solutions, Inc. today announced that it has accepted the resignation of its Director, Christopher Wilson. The company has not yet named a replacement.

PivX Solutions is filing and publishing the attached press release to ensure that investors and other interested parties are informed in a consistent and fair manner about the Company's ongoing business development activities.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. Press Release

--------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2011

                                   PivX Solutions, Inc.

                                   By: /s/ Wen Peng
                                       -------------------------------------
                                       Wen Peng, Chief Executive Officer and
                                       Chief Financial Officer

EXHIBIT 1

Press Release

NEWPORT BEACH, CA -- (Marketwire) -- 04/15/11 -- PivX Solutions, Inc. (PINKSHEETS: PIVX) - On April 12, 2011, Christopher Wilson resigned from the Board of Directors of PivX Solutions, Inc. (the "Company"). His resignation coincides with the Company's on-going business structuring. PivX has begun transitioning to new strategies for the Company. "I am excited about our new strategies and I feel we have gotten off to a great start to our growth plan," said Wen Peng, CEO.

PivX Solutions, Inc. is expecting its consolidated revenue in year 2011 to be $2 million.

Forward-Looking Statements

This press release may contain forward-looking statements. The words "believe," "expect," "should," "intend," "estimate," and "projects," variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement.
These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's filings, which are on file with the U.S. Securities and Exchange Commission (SEC).

CONTACT:
PivX Solutions, Inc.
Wen Peng
949-999-2702